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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2007
                                                         -----------------

                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                     0-18279               52-1652138
         --------                     ---------             ----------
(State or other Jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)         Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES.
                ---------------------------------------

         On November 30, 2007, Tri-County Financial Corporation (the "Company"), the holding company for Community Bank of Tri-County, issued 249,371 shares of its common stock, par value $0.01, at a price of $26.25 per share, in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D of the rules and regulations promulgated thereunder. The Company received an aggregate of $6,545,989 in cash for the shares that were issued. There were no underwriting discounts or commissions.

         A copy of the press release announcing the completion of the private placement offering is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information:  Not applicable

         (c)    Shell Company Transactions:  Not applicable

         (d)    Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release dated December 4, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 4, 2007               By: /s/ Michael L. Middleton
                                          -------------------------------------
                                          Michael L. Middleton
                                          President and Chief Executive Officer